UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                 August 10, 2007
                Date of Report (Date of earliest event reported)

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                            PRO-PHARMACEUTICALS, INC.
               (Exact Name of Registrant as Specified in Charter)

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            NEVADA                  000-32877                04-3562325
 (State or Other Jurisdiction (Commission File Number)     (IRS Employer
       of Incorporation)                                  Identification No.)

                                 7 WELLS AVENUE
                              NEWTON, MASSACHUSETTS
                                      02459
               (Address of Principal Executive Offices) (Zip Code)

                                 (617) 559-0033
              (Registrant's telephone number, including area code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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 Results of Operations and Financial Condition

Item 2.02. Results of Operations and Financial Condition.

On August 10, 2007, Pro-Pharmaceuticals, Inc. issued a news release regarding its financial results for the quarter ended June 30, 2007. A copy of the news release is being furnished as Exhibit 99.1 to this report.

The information in this report, including the Exhibit attached hereto, is intended to be furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.


Item 9.01 Financial Statements and Exhibits.
          (d) Exhibits.

     The list of exhibits called for by this Item is incorporated by reference to the Index to Exhibits filed with this report.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                       PRO-PHARMACEUTICALS, INC.

                                                      By:    /s/ Carl L. Lueders
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                                                                 Carl L. Lueders
                                                         Chief Financial Officer

Date: August 10, 2007
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                                  EXHIBIT INDEX


Exhibit
Number              Exhibit
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99.1                Pro-Pharmaceuticals News Release- dated August 10, 2007,
                    furnished herewith